Supplement to the

Fidelity® Select Portfolios®

Brokerage and Investment Management Portfolio

April 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Brokerage and Investment Management Portfolio found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.69%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.01%B

Total annual operating expenses	0.70%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.21% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 72

3 years	$ 224

5 years	$ 390

10 years	$ 871

Effective June 15, 2023, the following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Pierre Sorel (Co-Portfolio Manager) has managed the fund since 2023.

Nadim Rabaia (Co-Portfolio Manager) has managed the fund since 2023.

It is expected that, effective on or about December 31, 2023, Mr. Sorel will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Rabaia will assume sole portfolio manager responsibilities.

BRO-SUSTK-0324-104 1.9886532.104	March 1, 2024